UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 20, 2017

MKS Instruments, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	000-23621	04-2277512
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Tech Drive, Suite 201, Andover, Massachusetts		01810
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 978-645-5500

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-1(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

MKS Instruments, Inc. (the “Company”) has invited certain lenders to a meeting, scheduled for June 21, 2017, for the purpose of considering a potential repricing of the Company’s existing term loan (the “Potential Repricing”). At this meeting, the Company plans to re-affirm, as of the date thereof, the Company’s previous guidance for the quarter ending June 30, 2017. Attached as Exhibit 99.1 and incorporated by reference in this Item 7.01 are selected slides to be presented at the meeting, which slides include such guidance. There can be no assurance that the Company will be able to close the Potential Repricing, which is subject to market and other conditions.

Exhibit 99.1 contains results that are not generally accepted accounting principles measures (“non-GAAP”). Non-GAAP amounts exclude amortization of acquired intangible assets, an asset impairment, costs associated with completed and announced acquisitions, acquisition integration costs, sale of previously written down inventory, an inventory step-up adjustment related to an acquisition, restructuring charges, certain excess and obsolete inventory charges, fees and expenses related to re-pricing of term loan, amortization of debt issuance costs, net proceeds from an insurance policy, the tax effect of a legal entity restructuring, other discrete tax benefits and charges, and the related tax benefits and charges, and the related tax effect of these adjustments. These non-GAAP measures are not in accordance with Accounting Principles Generally Accepted in the United States of America (“GAAP”) and should be viewed in addition to, and not as a substitute for, MKS’ reported results. MKS’ management believes the presentation of these non-GAAP financial measures is useful to investors for comparing prior periods and analyzing ongoing business trends and operating results.

Please see the Appendix provided in Exhibit 99.1 entitled “GAAP to Non-GAAP Reconciliations” for reconciliations of our non-GAAP measures to the comparable GAAP measures and the definitions of terms used in Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1 Presentation slides for June 21, 2017 meeting

Safe Harbor for Forward Looking Statements

Statements in Exhibit 99.1 regarding the future financial performance of MKS, MKS’ future business prospects, MKS’ future growth, MKS’ expected synergies and cost savings from its recent acquisition of Newport Corporation, and any other statements about MKS management’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “will,” “projects,” “intends,” “believes,” “plans,” “anticipates,” “expects,” “estimates,” “forecasts,” “continues” and similar expressions) should also be considered to be forward-looking statements. These statements are only predictions based on current assumptions and expectations. Actual events or results may differ materially from those in the forward-looking statements set forth herein. Among the important factors that could cause actual events to differ materially from those in the forward-looking statements are the conditions affecting the markets in which we operate, including the fluctuations in capital spending in the semiconductor industry, and other advanced manufacturing markets, fluctuations in net sales to our major customers, our ability to successfully integrate Newport’s operations and employees, unexpected costs, charges or expenses resulting from the Newport acquisition, the terms of our term loan, MKS’ ability to realize anticipated synergies and cost savings from the Newport acquisition, our ability to successfully grow our business, potential adverse reactions or changes to business relationships resulting from the Newport acquisition, potential fluctuations in quarterly results, the challenges, risks and costs involved with integrating the operations of any other acquired companies, dependence on new product development, rapid technological and market change, acquisition strategy, manufacturing and sourcing risks, volatility of stock price, international operations, financial risk management, and the other factors described in MKS’ Annual Report on Form 10-K, for the period ended December 31, 2016, filed with the SEC. MKS is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise after the date of this current report on Form 8-K.

The information in this Form 8-K along with the exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MKS Instruments, Inc.

Date: June 20, 2017	By:	/s/ Seth H. Bagshaw
	Name:	Seth H. Bagshaw
	Title:	Sr. VP, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation Slides for June 21, 2017 meeting

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